Miller/Howard Income‑Equity Fund
Class	Ticker Symbol
Class I	MHIEX
Adviser Share Class	MHIDX

Miller/Howard Drill Bit to Burner Tip® Fund
Class	Ticker Symbol
Class I	DBBEX
Adviser Share Class	DBBDX
Miller/Howard Infrastructure Fund
Class	Ticker Symbol
Class I	INMEX
Adviser Share Class	[Not Available for Purchase]

(Each a “Fund,” together the “Funds”)

Supplement dated November 16, 2018 to the Prospectus
dated February 28, 2018, as amended

At a special meeting of shareholders of the Funds held on October 16, 2018, shareholders of each Fund approved a new investment advisory agreement between Miller/Howard Funds Trust (“MHFT”), on behalf of each Fund, and MHI Funds, LLC contemplating the transfer of ownership of Miller/Howard Investments, Inc., the parent company of MHI Funds, LLC, to an ESOP (the “ESOP Conversion”).  On November 15, 2018, the ESOP Conversion was completed.  Accordingly, the new investment advisory agreements that were approved by Fund shareholders took effect. The ESOP Conversion is described in greater detail in the Funds’ proxy statement dated August 23, 2018, and in the prospectus supplement dated July 19, 2018.

This supplement should be retained with your Prospectus, Summary Prospectus, and SAI for future reference.